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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   ----------



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) April 9, 1998

                       IRVINE APARTMENT COMMUNITIES, INC.
                       IRVINE APARTMENT COMMUNITIES, L.P.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



          Maryland                       1-12478               33-0698698
          Delaware                       0-22569               33-0587829
(STATE OR OTHER JURISDICTION           (COMMISSION            (IRS EMPLOYER
     OF INCORPORATION)                 FILE NUMBER)         IDENTIFICATION NO.)



      550 Newport Center Drive, Suite 300, Newport Beach, California 92660
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


        Registrants' telephone number, including area code (714) 720-5500




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ITEM 5. Other Events.

        Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-27181) filed by Irvine Apartment Communities, L.P. (the "PARTNERSHIP") with the Securities and Exchange Commission relating to the Partnership's Debt Securities.


                                    EXHIBITS

Exhibit 1.1   -   Distribution Agreement dated April 9, 1998 among the Partnership,
                  Irvine Apartment Communities, Inc. and J.P. Morgan Securities Inc.,
                  Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated and Morgan Stanley & Co. Incorporated

Exhibit 4.1   -   Officers' Certificate dated April 9, 1998 setting forth certain terms and provisions applicable to the Partnership's Medium Term Notes, Series
                  A

Exhibit 4.2   -   Form of Fixed Rate Medium-Term Note, Series A

Exhibit 4.3   -   Form of Floating Rate Medium-Term Note, Series A

Exhibit 4.4   -   Supplemental Indenture No. 2 dated as of April 9, 1998 to the
                  Indenture dated October 1, 1997 between the Partnership and
                  U.S. Bank Trust National Association, Trustee





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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    IRVINE APARTMENT COMMUNITIES, INC.



                                    By: /s/ SHAWN HOWIE
                                        ---------------------------------------
                                        Name: Shawn Howie
                                        Vice President, Corporate Finance and
                                               Controller


                                    IRVINE APARTMENT COMMUNITIES, L.P.

                                    By: Irvine Apartment Communities, Inc.,
                                        its sole general partner



                                    By: /s/ SHAWN HOWIE
                                        ---------------------------------------
                                        Name: Shawn Howie

Date: April 9, 1998                     Title: Vice President, Corporate Finance
                                                 and Controller




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                               INDEX TO EXHIBITS

Exhibit 1.1   -   Distribution Agreement dated April 9, 1998 among the Partnership,
                  Irvine Apartment Communities, Inc. and J.P. Morgan Securities Inc.,
                  Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated and Morgan Stanley & Co. Incorporated

Exhibit 4.1   -   Officers' Certificate dated April 9, 1998 setting forth certain terms and provisions applicable to the Partnership's Medium Term Notes, Series
                  A

Exhibit 4.2   -   Form of Fixed Rate Medium-Term Note, Series A

Exhibit 4.3   -   Form of Floating Rate Medium-Term Note, Series A

Exhibit 4.4   -   Supplemental Indenture No. 2 dated as of April 9, 1998 to the
                  Indenture dated October 1, 1997 between the Partnership and
                  U.S. Bank Trust National Association, Trustee